Equity Financing Transactions (Tables)	6 Months Ended
Jun. 30, 2015
Equity [Abstract]
Summary of Proceeds Received from Financial Transactions

During the six months ended June 30, 2015, Teekay Offshore completed a preferred unit offering, Teekay LNG completed equity issuances under a continuous offering program and Teekay Tankers completed a public offering and equity issuances under a continuous offering program.

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
Six Months ended June 30, 2015
Teekay Offshore Preferred Units Offering	125,000	—	(4,187)	120,813
Teekay LNG Continuous Offering Program	16,568	(331)	(402)	15,835
Teekay Tankers Public Offering	13,716	—	(51)	13,665
Teekay Tankers Continuous Offering Program	38,122	—	(859)	37,263